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                                                                      EXHIBIT 21

As of March 30, 2007

                     SUBSIDIARIES OF JORDAN INDUSTRIES, INC.

                                                                  Jurisdiction
Subsidiaries                                                    of Incorporation
------------                                                    ----------------
JII Holdings, LLC                                                   Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

JII Holdings Finance Corporation (1)                                Delaware
ArborLake Centre
1750 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

JII LLC (1)                                                         Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

The Old Imperial Electric Company (inactive)(1)                       Ohio
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

The Old Scott Motors Company (inactive) (2)                         Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Gear Research, Inc. (inactive) (2)                              Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Sate-Lite Manufacturing Company (3)                                 Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Sate-Lite HK, Inc. (4)                                              Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

                                                                  Jurisdiction
Subsidiaries                                                    of Incorporation
------------                                                    ----------------
Deflecto Asia, Ltd. (name change) (4)                               Hong Kong
The Jordan Company
107 Zunyi Road
Suite 502A
Shanghai, China 200051

Sate-Lite (Foshan) Traffic Equipment, Ltd. (5)                        China
No. 2 Xinchi Industrial Park, LeLiu Town
Foshan City, Guangdong
The People's Republic of China

Sate-Lite (Foshan) Plastics Co., Ltd. (5)                             China
No. 2 Xinchi Industrial Park, LeLiu Town
Foshan City, Guandong
The People's Republic of China

JI Properties, Inc.(1)                                              Delaware
767 Fifth Avenue, 48th Floor
New York, New York 10153

Welcome Home LLC (6)                                                Delaware
309-D Raleigh Street
Wilmington, North Carolina 28412

SPL Holdings, Inc.(7)                                               Illinois
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

Valmark Industries, Inc.(8)                                         Delaware
7900 National Drive
Livermore, California 94550

JII Promotions, Inc.(inactive) (8)                                  Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

Old Seaboard, Inc. (inactive)                                       Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Viewsonics, Inc. (inactive)(1)                                  Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old DL, Inc.(inactive)(1)                                           Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

                                                                  Jurisdiction
Subsidiaries                                                    of Incorporation
------------                                                    ----------------
Old Cambridge Products Corporation (inactive)(1)                    Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Johnson Components, Inc. (inactive)(1)                          Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Cho-Pat, Inc.(inactive)(6)                                          Delaware
Arbor Lake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Jordan Specialty Plastics, Inc.(9)                                  Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Beemak Plastics, Inc.(3)                                            Delaware
13921 Bettencourt Street
Cerritos, California 90703

Deflecto Corporation (3)                                            Delaware
7035 East 86th Street
Indianapolis, Indiana 46250

Deflecto Canada, Ltd. (10)                                           Canada
221-223 Bunting Road
St. Catherines, Ontario L2M 3Y2

Tele-Flow, Inc. (10)                                                Delaware
8101 Fite Road
Pearland, Texas 77584

YT Holdings, Inc. (10)                                              Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Yearntree Limited (11)                                           United Kingdom
Units 1-5
Estuary Road
Queensway Meadows Industrial Estate
Newport
Wales NP9 0SL

Specialty Internet Holdings, LLC (inactive) (16)                    Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

                                                                  Jurisdiction
Subsidiaries                                                    of Incorporation
------------                                                    ----------------
Instachange Displays, Ltd. (10)                                    Nova Scotia
230 Edward Street
Aurora, Ontario L4G 3S8

JI Ventures, Inc. (6)                                               Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

GramTel, LLC (13)                                                   Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

GramTel USA, Inc. (14)                                              Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel - Midwest, Inc. (15)                                        Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel - Illinois, Inc. (15)                                       Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel Internet Service, Inc.(15)                                  Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel Europe, LLC (16)                                            Delaware
316 East Monroe Street
Southbend, Indiana 46601

Material Assets

The Parent owns all of the outstanding Class A Common Stock issued by Motors & Gears Holdings, Inc. and Preferred Stock of GramTel USA, Inc. JII LLC a wholly-owned subsidiary of the Parent owns all of the Class A Common Stock of JSP.

Footnotes

(1)  A wholly-owned subsidiary of JII Holdings, LLC

(2)  A wholly-owned subsidiary of The Old Imperial Electric Company

(3)  A wholly-owned subsidiary of Jordan Specialty Plastics, Inc.

(4)  A wholly-owned subsidiary of Sate-Lite Manufacturing Company

(5) A wholly-owned subsidiary of Sate-Lite Manufacturing Company organized as a Chinese Wholly Owned Foreign Entity

(6)  A wholly-owned subsidiary of JII LLC

(7) JII LLC owns 100% of the voting rights and 83.3% of the common shares of the company. 16.7% of the common shares of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(8)  A wholly-owned subsidiary of SPL Holdings, Inc.

(9) JII LLC owns 100% of the voting rights, is entitled to a 6.0% return on its investment, and following such return, is entitled to 97.5% of the economic rights. The common shares of the company are owned by Jordan Industries, Inc., Jordan Industries, Inc. shareholders and certain other persons.

(10) A wholly-owned subsidiary of Deflecto Corporation

(11) A wholly-owned subsidiary of YT Holdings, Inc.

(12) Jordan Industries, Inc. owns 80% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. The common units of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons. The Company is inactive.

(13) The common units of GramTel, LLC are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(14) JII LLC owns 100% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. 99% of the common shares of the company are owned by GramTel, LLC.

(15) A wholly-owned subsidiary of GramTel USA, Inc.

(16) Jordan Industries, Inc. owns 80% of the voting rights. 100% of the common shares of the company are owned by GramTel, LLC.

                         MOTORS AND GEARS HOLDINGS, INC.
                                  SUBSIDIARIES

                                                                  JURISDICTION
SUBSIDIARIES                                                    OF INCORPORATION
------------                                                    ----------------
Kinetek, Inc. (1)                                                   Delaware
(f/k/a) Motors and Gears, Inc.
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Old KII, Inc. (2)                                                   Delaware
(f/k/a) Motors and Gears Industries, Inc.
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Gear Research, Inc. (3)                                             Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Motion Holdings, Inc. (3)                                           Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Old ED& C, Inc. (3)                                                 Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Advanced D.C. Holdings, Inc. (3)                                    Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

MW Corporation (3)                                                   Georgia

FIR Group Holdings, Inc. (3)                                        Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Kinetek Asia Holdings, Inc. (3)                                     Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, IL 60015

KII Canada, Inc. (3)                                               Nova Scotia
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Footnotes

(1)  A wholly owned subsidiary of Motors and Gears Holdings, Inc.

(2)  A wholly owned subsidiary of Kinetek, Inc.

(3)  A wholly owned subsidiary of Old KII, Inc.